RX FUNDS TRUST

(formerly, the American Independence Funds Trust II)

(the “Trust”)

SUPPLEMENT DATED SEPTEMBER 28, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH SEPTEMBER 22, 2015)

RX MAR TACTICAL MODERATE GROWTH FUND (formerly the American Independence MAR Tactical Moderate Growth Fund) (TICKERS: MGZIX, MGZAX, MGZCX)	RX MAR TACTICAL GROWTH FUND (formerly the American Independence MAR Tactical Growth Fund) (TICKERS: MGMIX, MGMAX, MGMCX)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, as supplemented through September 22, 2015, for the Rx Funds Trust, updates certain information in the Prospectus and SAI with respect to the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund, each a series of the Trust (the “Funds”).

As announced in a supplement dated May 8, 2015 to the Funds’ Prospectus and SAI, effective May 1, 2015, the Sub-Advisory Agreement between American Independence Financial Services, LLC, which is now known as RiskX Investments, LLC (“RiskX Investments”), the Funds’ Adviser, and Cougar Global Investments, Ltd. (“Cougar Global”), the Funds’ Sub-Adviser, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), was terminated upon the purchase of Cougar Global by Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial (the “Transaction”).

In anticipation of the Transaction, the Trust’s Board of Trustees, approved, in accordance with Rule 15a-4 under the 1940 Act, an interim sub-advisory agreement and a new sub-advisory agreement, both between the Adviser and Cougar Global. The interim agreement became effective on May 1, 2015. Under Rule 15a-4, an interim agreement may have a duration of up to 150 days and any compensation earned under the interim agreement must be held in an escrow account with the fund’s custodian. Currently, the expenses of the Funds are above their respective expense limitations and the Adviser is reimbursing both Funds. No investment or sub-investment advisory fees are being paid to either the Adviser or Cougar Global.

Shareholders of the Funds have not approved the new sub-advisory agreement. Therefore, in order to avoid disruption of the Funds’ investment management program, and until a meeting of shareholders of the Funds can be held in order to consider and approve a new agreement, we expect that Cougar Global will continue to provide the Funds with the same level of investment sub-advisory services, with no fees or expenses being payable by either of the Funds to the Adviser or to Cougar Global. The same portfolio management team consisting of Dr. James Breech, of Cougar Global, and Mr. Charles McNally, of RiskX Investments, are expected to continue to manage the Funds’ portfolios. The Funds’ advisory fees, investment objectives, principal investment strategies and investment policies will remain the same. Details regarding the special meeting of shareholders will be provided in a proxy statement in the near future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE